UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

1307 Point Street, Baltimore, MD 21231

(Address of principal executive offices)

David Oestreicher

1307 Point Street, Baltimore, MD 21231

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2026

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual Shareholder Report

May 31, 2026

Floating Rate ETF (TFLR)

Principal Listing Exchange: NYSE Arca, Inc.

This annual shareholder report contains important information about Floating Rate ETF (the "fund") for the period of June 1, 2025 to May 31, 2026. You can find the fund’s prospectus, financial information on Form N-CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information at www.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1-800-638-5660 or info@troweprice.com or by contacting your intermediary.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Table Summary
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Floating Rate ETF	$63	0.61%

What drove fund performance during the past 12 months?

   Leveraged loans advanced in the year ended May 31, 2026, despite significant volatility and inflationary pressure due to the Trump administration’s trade policies and the war in Iran. The resilient labor market, healthy corporate earnings, and the likely end of the Federal Reserve’s rate-cutting cycle supported the asset class’s performance.

   Compared with the exchange-traded fund’s style-specific benchmark, the Morningstar LSTA Performing Loan Index, credit selection in the information technology and automotive segments aided relative performance, with meaningful contributions from social networking company X/Twitter and our avoidance of First Brands Group, a supplier within the global automotive aftermarket that filed for Chapter 11 bankruptcy in September 2025. Asurion, the leading provider of mobile protection services, was a notable contributor in the wireless communications segment.

   Relative to the style-specific benchmark, Qlik Technologies, which offers business intelligence and analytics; and Kaseya, a leading global provider of information technology management solutions, detracted as fears about the potential impacts of displacement amid increased adoption of artificial intelligence (AI) technology weighed on their performance. The cable operators segment held back relative gains, partly due to Optimum (formerly known as Altice USA).

  The fund seeks high current income and some capital appreciation. We continued to pare down the portfolio’s information technology holdings, largely due to AI-displacement risk. For several quarters, we have evaluated how generative AI could affect revenue durability, pricing power, reinvestment needs, and capital structure outcomes across our software and broader technology holdings.

How has the fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of May 31, 2026

Table Summary
	ETF (Based on Net Asset Value)	(Regulatory Benchmark)	(Strategy Benchmark)
11/16/22	$10,000	$10,000	$10,000
11/30/22	$9,930	$10,064	$9,991
2/28/23	$10,251	$10,060	$10,371
5/31/23	$10,328	$10,265	$10,455
8/31/23	$10,759	$10,156	$10,972
11/30/23	$10,986	$10,183	$11,218
2/29/24	$11,325	$10,395	$11,598
5/31/24	$11,594	$10,399	$11,885
8/31/24	$11,823	$10,897	$12,086
11/30/24	$12,108	$10,883	$12,385
2/28/25	$12,265	$10,998	$12,555
5/31/25	$12,434	$10,967	$12,702
8/31/25	$12,695	$11,239	$12,978
11/30/25	$12,874	$11,503	$13,114
2/28/26	$12,851	$11,687	$13,043
5/31/26	$13,164	$11,530	$13,356

202505-4541202, 202606-5570155

ETF1047-052 07/26

Average Annual Total Returns

Table Summary
Fund	1 Year	Since Inception 11/16/22
Floating Rate ETF (Based on Net Asset Value)	5.87%	8.08%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark)	5.13%	4.10%
Morningstar LSTA Performing Loan Index (Strategy Benchmark)	5.14%	8.52%

The preceding line graph shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any. Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares. The fund’s past performance is not a good predictor of the fund’s future performance. Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$617,165
  Number of Portfolio Holdings362
  Investment Advisory Fees Paid (000s)$2,603
  Portfolio Turnover Rate49.9%

What did the fund invest in?

Security Allocation (as a % of Net Assets)

Table Summary
Bank Loans	86.9%
Corporate Bonds	8.2
Preferred Stocks	0.1
Short-Term and Other	4.8

Top Ten Holdings (as a % of Net Assets)

Table Summary
Hologic	2.4%
TransDigm	2.0
Alera Group	1.9
Ellucian Holdings	1.7
HUB International	1.5
Engineered Machinery Holdings	1.5
Neptune Bidco	1.4
UKG	1.4
Asurion	1.4
Oak-Eagle Acquireco	1.4

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Bloomberg and Morningstar do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

Floating Rate ETF (TFLR)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Principal Listing Exchange: NYSE Arca, Inc.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2026	2025
Audit Fees	$46,203	$46,217
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,211,000 and $1,746,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable. The complete schedule of investments is included in Item 7 of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a – b) Report pursuant to Regulation S-X.

Financial Statements and Other Information
May 31, 2026

T. ROWE PRICE
TFLR	Floating Rate ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

T. ROWE PRICE FLOATING RATE ETF

 FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended			11/16/22(1) Through
	5/31/26	5/31/25	5/31/24	5/31/23
NET ASSET VALUE
Beginning of period	$ 51.11	$ 51.44	$ 49.71	$ 50.00
Investment activities
Net investment income(2)(3)	3.44	3.88	4.44	2.10
Net realized and unrealized gain/loss	(0.53)	(0.29)	1.45	(0.48)
Total from investment activities	2.91	3.59	5.89	1.62
Distributions
Net investment income	(3.41)	(3.87)	(4.15)	(1.91)
Net realized gain	-	(0.05)	(0.01)	-
Tax return of capital	(0.02)	-	-	-
Total distributions	(3.43)	(3.92)	(4.16)	(1.91)
NET ASSET VALUE
End of period	$ 50.59	$ 51.11	$ 51.44	$ 49.71

T. ROWE PRICE FLOATING RATE ETF

 FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended			11/16/22(1) Through
	5/31/26	5/31/25	5/31/24	5/31/23
Ratios/Supplemental Data
Total return, based on NAV(3)(4)	5.87%	7.25%	12.25%	3.28%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.61%	0.61%	0.61%	0.60%(5)
Net expenses after waivers/payments by Price Associates	0.61%	0.61%	0.61%	0.60%(5)
Net investment income	6.76%	7.58%	8.67%	7.75%(5)
Portfolio turnover rate(6)	49.9%	52.9%	46.5%	17.6%
Net assets, end of period (in thousands)	$ 617,165	$ 305,385	$ 151,734	$ 28,583

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	Includes the impact of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

May 31, 2026

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
BANK LOANS 86.9% (1)
Aerospace & Defense 3.6%
Bleriot US Bidco, FRN, 3M TSFR + 2.25%, 5.950%, 10/31/30 (2)	2,068	2,073
Brown Group Holding, FRN, 3M TSFR + 2.50%, 6.163%, 7/1/31	3,878	3,889
Dynasty Acquisition, B-1, FRN, 1M TSFR + 2.00%, 5.620%, 10/31/31 (2)	2,458	2,466
Dynasty Acquisition, B-2, FRN, 1M TSFR + 2.00%, 5.620%, 10/31/31 (2)	935	938
Kaman, FRN, 3M TSFR + 1.00%, 1.000%, 2/26/32 (2)(3)	61	62
Kaman, FRN, 3M TSFR + 2.25%, 5.950%, 2/26/32 (2)	519	519
KKR Apple Bidco, FRN, 1M TSFR + 2.50%, 6.120%, 9/23/31 (2)	583	584
PMI (US) Bidco, FRN, 3M TSFR + 1.00%, 1.000%, 3/16/33 (3)	14	15
PMI (US) Bidco, FRN, 3M TSFR + 3.25%, 6.924%, 3/16/33	91	91
TransDigm, FRN, 1M TSFR + 2.25%, 5.870%, 3/22/30 (2)	1,949	1,953
TransDigm, FRN, 1M TSFR + 2.50%, 6.120%, 2/28/31 (2)	4,932	4,945
TransDigm, FRN, 1M TSFR + 2.50%, 6.120%, 1/19/32 (2)	248	248
TransDigm, FRN, 1M TSFR + 2.50%, 6.120%, 8/19/32 (2)	2,610	2,616
TransDigm, FRN, 1M TSFR + 2.50%, 6.120%, 2/13/33 (2)	1,790	1,794
		22,193
Automotive 3.7%
American Axle & Manufacturing, FRN, 3M TSFR + 3.25%, 6.912%, 2/3/33	1,142	1,142
Autokiniton US Holdings, FRN, 1M TSFR + 4.00%, 7.735%, 4/6/28	4,432	4,420
Belron Finance, FRN, 3M TSFR + 2.00%, 5.657%, 10/16/31	1,202	1,204
Clarios Global, FRN, 1M TSFR + 2.50%, 6.098%, 1/28/32	4,630	4,632
Clarios Global, FRN, 1M TSFR + 2.50%, 6.120%, 5/6/30	1,499	1,501
DexKo Global, FRN, 3M TSFR + 4.50%, 8.163%, 10/4/31 (2)	1,470	1,432
Mavis Tire Express Services, FRN, 6M TSFR + 3.00%, 6.669%, 5/4/28	4,378	4,374
Mavis Tire Express Services, FRN, 6M TSFR + 3.25%, 6.920%, 5/9/33	620	619

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Tenneco, FRN, 3M TSFR + 5.00%, 8.800%, 11/17/28 (2)	955	953
Wand NewCo 3, FRN, 1M TSFR + 2.50%, 6.120%, 1/30/31	2,561	2,554
		22,831
Broadcasting 5.1%
Clear Channel Outdoor Holdings, FRN, 1M TSFR + 4.00%, 7.735%, 8/21/28	1,380	1,382
CMG Media, FRN, 3M TSFR + 3.50%, 7.300%, 6/18/29	5,823	5,249
Dayforce Bidco, FRN, 6/30/33 (2)	4,830	4,838
EW Scripps, FRN, 1M TSFR + 3.35%, 7.067%, 11/30/29	1,322	1,283
EW Scripps, FRN, 1M TSFR + 5.75%, 9.467%, 6/30/28 (2)	1,259	1,255
Gray Television, FRN, 1M TSFR + 3.00%, 6.764%, 12/1/28	390	390
iHeartCommunications, FRN, 1M TSFR + 5.775%, 9.510%, 5/1/29 (2)	2,807	2,668
Neptune Bidco US, FRN, 3M TSFR + 5.00%, 8.769%, 2/3/33	5,785	5,715
Nexstar Broadcasting, FRN, 1M TSFR + 2.50%, 6.120%, 6/28/32	857	856
Nexstar Broadcasting, FRN, 1M TSFR + 2.75%, 6.370%, 3/18/33	3,668	3,668
Sinclair Television Group, FRN, 1M TSFR + 3.30%, 7.035%, 12/31/29 (2)	606	548
Townsquare Media, FRN, 6M TSFR + 5.00%, 8.587%, 2/19/30	439	320
Univision Communications, FRN, 1M TSFR + 3.25%, 6.985%, 1/31/29	2,397	2,383
Univision Communications, FRN, 1M TSFR + 3.50%, 7.235%, 1/31/29	210	209
Univision Communications, FRN, 3M TSFR + 4.25%, 7.950%, 6/24/29	412	412
		31,176
Building Products 1.4%
Chamberlain Group, FRN, 1M TSFR + 2.75%, 6.370%, 9/8/32	1,809	1,809
CP Atlas Buyer, FRN, 1M TSFR + 5.25%, 8.870%, 7/8/30	1,210	1,052
MI Windows & Doors, FRN, 1M TSFR + 2.75%, 6.370%, 3/28/31	2,122	2,076

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Quikrete Holdings, FRN, 1M TSFR + 2.25%, 5.870%, 1/30/32 (2)	3,993	3,993
		8,930
Cable Operators 0.8%
Cable One, FRN, 1M TSFR + 2.00%, 5.735%, 5/3/28	377	328
CSC Holdings, FRN, 3M TSFR + 1.50%, 8.250%, 4/15/27	2,175	1,669
DirecTV Financing, FRN, 3M TSFR + 5.50%, 9.163%, 2/17/31 (2)	1,263	1,265
DirecTV Financing, FRN, 3M TSFR + 5.25%, 9.175%, 8/2/29 (2)	848	852
Radiate Holdco, FRN, (1.50% PIK and 1M TSFR + 3.50% cash), 7.235%, 9/25/29 (4)	977	883
Radiate Holdco, Closing Date Term Loan, FRN, 1M TSFR + 4.00%, 7.620%, 6/26/29	49	49
Radiate Holdco, Delayed Draw Term Commitment, FRN, 1M TSFR + 4.00%, 7.620%, 6/26/29 (3)	146	146
		5,192
Chemicals 1.5%
BASF Coatings, FRN, 1M TSFR + 3.50%, 5/6/33 (2)	1,480	1,483
Nouryon Finance, FRN, 6M TSFR + 3.25%, 6.936%, 4/3/28	2,538	2,538
Nouryon Finance, FRN, 6M TSFR + 3.25%, 6.937%, 4/3/28	133	133
Qnity Electronics, FRN, 3M TSFR + 2.00%, 5.666%, 11/1/32 (2)	2,175	2,182
W.R. Grace, FRN, 3M TSFR + 3.00%, 6.700%, 8/19/32	846	844
Windsor Holdings III, FRN, 1M TSFR + 2.75%, 6.370%, 8/1/30	1,780	1,773
		8,953
Consumer Products 2.5%
19th Holdings Golf, FRN, 1M TSFR + 3.25%, 6.995%, 2/7/29	1,407	1,411
ABG Intermediate Holdings 2, FRN, 1M TSFR + 2.25%, 5.870%, 12/21/28	690	690
Lavender Dutch BorrowerCo, FRN, 3M TSFR + 3.25%, 6.950%, 12/30/32	908	902
Life Time Fitness, FRN, 1M TSFR + 2.00%, 5.646%, 11/5/31 (2)	1,129	1,131
Oak-Eagle Acquireco, FRN, 1M TSFR + 3.50%, 3/24/33 (2)	8,315	8,340

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Peloton Interactive, FRN, 1M TSFR + 5.50%, 9.120%, 5/30/29 (2)	923	925
Prestige Brands, FRN, 1M TSFR + 2.00%, 5/20/33 (2)	715	717
Tory Burch, FRN, 1M TSFR + 4.00%, 7.620%, 4/17/31 (2)	1,095	1,092
		15,208
Container 2.2%
Charter NEX US, FRN, 1M TSFR + 2.50%, 6.145%, 11/29/30	5,701	5,711
IRIS Holdings, FRN, 3M TSFR + 4.75%, 8.513%, 6/28/28 (2)	910	841
Proampac PG Borrower, FRN, 3M TSFR + 4.00%, 7.925%, 3/7/33	3,102	3,034
Sword Purchaser, FRN, 1M TSFR + 4.00%, 7.620%, 4/9/33 (2)	4,015	3,911
Trident TPI Holdings, FRN, 3M TSFR + 3.75%, 9/15/28 (2)	315	303
		13,800
Diversified Chemicals 0.2%
Ineos US Finance, FRN, 1M TSFR + 3.00%, 2/19/30 (2)	930	881
Ineos US Finance, FRN, 1M TSFR + 3.00%, 2/7/31 (2)	625	588
		1,469
Energy 2.2%
Brazos Delaware II, FRN, 1M TSFR + 2.50%, 6.131%, 2/11/30	677	678
CPPIB OVM Member US, FRN, 3M TSFR + 2.25%, 5.950%, 8/20/31 (2)	617	618
Deep Blue Operating I , FRN, 1M TSFR + 2.25%, 5.895%, 10/1/32	1,550	1,555
Goodnight Water Solutions, FRN, 1M TSFR + 4.00%, 7.620%, 6/4/29 (2)(5)	946	950
M6 ETX Holdings II Midco, FRN, 1M TSFR + 2.50%, 6.120%, 4/1/32 (2)	991	994
NGL Energy Partners, FRN, 1M TSFR + 3.50%, 7.131%, 3/11/33 (2)	3,005	3,012
NorthRiver Midstream Finance, FRN, 3M TSFR + 2.25%, 5.942%, 8/16/30 (2)	1,813	1,814
Pelican Pipeline, FRN, 3M TSFR + 2.75%, 6.466%, 3/25/33	450	452

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Venture Global Calcasieu Pass, FRN, 6M TSFR + 3.25%, 6.954%, 4/11/33 (2)	3,394	3,403
		13,476
Entertainment & Leisure 3.7%
AMC Entertainment Holdings, FRN, 1M TSFR + 7.00%, 10.603%, 1/4/29 (2)	3,886	3,889
Crown Finance US, FRN, 1M TSFR + 4.50%, 8.145%, 12/2/31 (2)	4,787	4,793
Delta 2 (LUX), FRN, 3M TSFR + 1.75%, 5.450%, 9/10/31 (2)	2,280	2,282
EOC Borrower, FRN, 1M TSFR + 2.75%, 6.370%, 3/24/32	3,234	3,242
Odeon Finco, 4/17/31 (2)	380	381
Pioneer Opco, FRN, 1M TSFR + 3.25%, 5/16/33 (2)	1,830	1,841
TKO Worldwide Holdings, FRN, 3M TSFR + 1.75%, 5.412%, 11/21/31	6,021	6,021
United Talent Agency, FRN, 1M TSFR + 3.00%, 6.625%, 6/10/32	84	85
		22,534
Financial 14.8%
Acrisure, FRN, 1M TSFR + 3.00%, 6.620%, 11/6/30	3,854	3,651
Acrisure, FRN, 1M TSFR + 3.25%, 6.870%, 6/21/32	2,941	2,781
Alera Group, FRN, 1M TSFR + 2.75%, 6.370%, 5/30/32 (2)	4,128	3,975
Alera Group, FRN, 1M TSFR + 5.50%, 9.120%, 5/30/33 (2)	8,220	7,941
Alliant Holdings Intermediate, FRN, 1M TSFR + 2.50%, 6.120%, 9/19/31 (2)	5,619	5,596
Aretec Group, FRN, 1M TSFR + 3.00%, 6.620%, 8/9/30 (2)	1,348	1,329
BCPE Pequod Buyer, FRN, 1M TSFR + 2.75%, 6.370%, 11/25/31	2,965	2,942
Blackstone Mortgage Trust, FRN, 1M TSFR + 2.50%, 6.120%, 12/10/30	506	504
Chicago US Midco III, FRN, 3M TSFR + 2.50%, 2.500%, 11/1/32 (3)	95	95
Chicago US Midco III, FRN, 1M TSFR + 2.50%, 6.120%, 11/1/32	639	639
Chrysaor Bidco, FRN, 3M TSFR + 3.00%, 6.669%, 10/30/31 (2)	861	864
Citadel Securities, FRN, 3M TSFR + 2.00%, 5.700%, 10/31/31	275	275

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Citco Funding, FRN, 3M TSFR + 2.00%, 5.663%, 1/30/33	514	515
Daintree Bidco, FRN, 1M TSFR + 4.50%, 8.131%, 4/11/33	1,315	1,302
Edelman Financial Center, FRN, 1M TSFR + 4.00%, 7.620%, 11/28/31 (2)	6,309	6,313
EP Wealth Advisors, FRN, 3M TSFR + 2.50%, 6.166%, 10/18/32	630	632
Focus Financial Partners, FRN, 1M TSFR + 2.50%, 6.120%, 9/15/31	6,720	6,601
GEN II Fund Services, FRN, 3M TSFR + 2.75%, 6.450%, 11/26/31	351	352
GTCR Everest Borrower, FRN, 3M TSFR + 2.50%, 6.200%, 9/5/31	1,116	1,118
HighTower Holdings, FRN, 3M TSFR + 2.75%, 6.408%, 2/3/32	4,432	4,428
HUB International, FRN, 3M TSFR + 2.25%, 5.922%, 6/20/30 (2)	8,691	8,709
Jane Street Group, FRN, 3M TSFR + 2.00%, 5.666%, 12/15/31 (2)	3,009	2,991
Jones DesLauriers Insurance Management, FRN, 3M TSFR + 3.00%, 6.663%, 2/2/33 (2)	3,804	3,758
KREF Holdings X, FRN, 1M TSFR + 2.50%, 6.125%, 3/5/32	664	646
OneDigital Borrower, FRN, 1M TSFR + 3.00%, 6.620%, 7/2/31	2,760	2,727
OneDigital Borrower, FRN, 1M TSFR + 5.25%, 8.870%, 7/2/32 (2)	4,015	3,895
Orion Advisor Solutions, FRN, 3M TSFR + 2.75%, 6.413%, 9/24/30	543	541
Osaic Holdings, FRN, 3M TSFR + 2.50%, 6.200%, 7/30/32	1,157	1,152
Ryan Specialty Group, FRN, 1M TSFR + 2.00%, 5.620%, 9/15/31	272	272
Sedgwick Claims Management Services, FRN, 1M TSFR + 2.50%, 6.120%, 7/31/31 (2)	6,915	6,907
TPG RE Finance Trust, FRN, 1M TSFR + 2.75%, 6.379%, 5/16/33 (2)(5)	630	630
Truist Insurance Holdings, FRN, 3M TSFR + 4.75%, 8.450%, 5/6/32 (2)	7,243	7,150
USI, FRN, 3M TSFR + 2.25%, 5.950%, 9/29/30	10	10
		91,241

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Food 1.0%
B&G Foods, Inc., FRN, 1M TSFR + 3.50%, 10/10/29 (2)	465	455
Celsius Holdings, FRN, 3M TSFR + 2.25%, 5.950%, 4/1/32	780	784
Chobani, FRN, 1M TSFR + 2.25%, 5.870%, 10/28/32 (2)	2,716	2,724
Primo Brands, FRN, 3M TSFR + 2.75%, 6.450%, 3/19/31 (2)	1,260	1,267
Simply Good Foods USA, FRN, 3M TSFR + 2.00%, 5.666%, 3/17/30 (2)	291	291
Snacking Investments Bidco, FRN, 3M TSFR + 3.00%, 6.663%, 10/29/32	584	584
		6,105
Gaming 1.0%
Caesars Entertainment, FRN, 1M TSFR + 2.25%, 5.870%, 2/6/30 (2)	2,070	2,008
Caesars Entertainment, FRN, 1M TSFR + 2.25%, 5.870%, 2/6/31	349	336
Light & Wonder International, FRN, 1M TSFR + 2.00%, 5.579%, 4/16/29 (2)	582	583
Ontario Gaming GTA, FRN, 3M TSFR + 4.25%, 7.950%, 8/1/30	563	530
Playtika Holding, FRN, 1M TSFR + 2.75%, 6.485%, 3/13/28 (2)	210	206
Spectacle Gary Holdings, FRN, 3M TSFR + 4.25%, 8.100%, 12/11/28	947	917
Voyager Parent, FRN, 3M TSFR + 4.25%, 7.950%, 7/1/32	1,501	1,500
		6,080
Health Care 9.0%
Amneal Pharmaceuticals, FRN, 1M TSFR + 3.00%, 6.620%, 8/1/32	358	360
Argent Finco, FRN, 3M TSFR + 2.50%, 6.164%, 11/22/32 (2)	1,320	1,328
Athenahealth Group, FRN, 1M TSFR + 3.25%, 6.858%, 2/14/32 (2)	5,253	5,222
Bausch & Lomb, FRN, 1M TSFR + 3.75%, 7.370%, 1/15/31 (2)	3,174	3,184
Bausch Health, FRN, 1M TSFR + 6.25%, 9.870%, 10/8/30 (2)	2,800	2,701
Ceva Sante Animale, FRN, 3M TSFR + 2.75%, 6.393%, 11/8/30	256	257
Concentra Health Services, FRN, 1M TSFR + 2.00%, 5.620%, 7/26/31	582	584

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Dechra Pharmaceuticals Holdings, FRN, 3M TSFR + 2.75%, 6.387%, 1/27/32 (2)	702	704
Global Medical Response, FRN, 1M TSFR + 3.25%, 6.848%, 10/1/32 (2)	975	979
Hanger, FRN, 1M TSFR + 3.50%, 7.120%, 10/23/31 (2)	986	990
Hanger, FRN, 1M TSFR + 3.50%, 7.120%, 10/23/31 (2)(3)	128	128
Heartland Dental, FRN, 1M TSFR + 3.50%, 7.120%, 8/25/32 (2)	1,723	1,722
Hologic, FRN, 3M TSFR + 2.25%, 5.924%, 4/7/33	5,400	5,343
Hologic, FRN, 3M TSFR + 5.00%, 8.679%, 4/10/34	9,701	9,628
Inception Holdco, FRN, 3M TSFR + 3.25%, 6.950%, 4/9/31	834	836
LifePoint Health, FRN, 3M TSFR + 3.50%, 7.177%, 5/17/31	983	972
LifePoint Health, FRN, 3M TSFR + 3.75%, 7.423%, 5/17/31	1,868	1,851
Loire Finco Luxembourg, FRN, 1M TSFR + 4.00%, 7.620%, 1/21/30	85	85
Opal Bidco, FRN, 3M TSFR + 3.00%, 6.700%, 4/28/32 (2)	6,239	6,240
Paradigm Parent, FRN, 3M TSFR + 4.50%, 8.200%, 4/16/32	428	359
Pediatric Associates Holding, FRN, 3M TSFR + 5.00%, 12/29/31 (2)(5)	900	898
QuidelOrtho, FRN, 1M TSFR + 4.00%, 7.620%, 8/20/32	518	493
Radiology Partners, FRN, 3M TSFR + 4.50%, 8.200%, 6/30/32 (2)	910	907
Star Parent, FRN, 3M TSFR + 4.00%, 7.700%, 9/27/30	885	886
Surgery Center Holdings, FRN, 1M TSFR + 2.50%, 6.120%, 12/19/30 (2)	4,119	4,128
Team Health Holdings, FRN, 3M TSFR + 4.00%, 7.663%, 6/30/28	2,234	2,240
US Renal Care, FRN, 1M TSFR + 5.00%, 8.735%, 6/28/28	1,183	1,156
Waystar Technologies, FRN, 1M TSFR + 2.00%, 5.620%, 10/22/29 (5)	1,232	1,232
		55,413
Information Technology 11.0%
Applied Systems, FRN, 3M TSFR + 2.25%, 5.950%, 2/24/31 (2)	6,282	6,223
Applied Systems, FRN, 3M TSFR + 4.50%, 8.200%, 2/23/32	2,135	2,110
Avalara, FRN, 3M TSFR + 2.75%, 6.450%, 3/26/32	2,309	2,237
Central Parent, FRN, 3M TSFR + 3.25%, 6.950%, 7/6/29	46	21

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Cloud Software Group, FRN, 3M TSFR + 3.25%, 6.950%, 3/21/31 (2)	2,039	1,913
Cloud Software Group, FRN, 3M TSFR + 3.25%, 6.950%, 8/13/32	2,955	2,764
ConnectWise, FRN, 3M TSFR + 3.50%, 7.461%, 9/29/28 (2)	1,592	1,494
Delivery Hero, FRN, 3M TSFR + 5.00%, 8.643%, 12/12/29	1,738	1,740
Delivery Hero, FRN, 3M TSFR + 5.00%, 8.643%, 6/16/32 (2)	1,301	1,310
Delta TopCo, FRN, 3M TSFR + 2.75%, 6.424%, 11/30/29 (2)	603	583
Delta TopCo, FRN, 3M TSFR + 5.25%, 8.924%, 11/29/30 (2)	952	831
Disco Parent, FRN, 3M TSFR + 3.00%, 6.666%, 8/6/32	810	803
ECI Macola Max Holding, FRN, 3M TSFR + 2.75%, 6.450%, 5/9/30	602	590
Ellucian Holdings, FRN, 1M TSFR + 2.50%, 6.120%, 10/9/29 (2)	5,159	5,092
Ellucian Holdings, FRN, 1M TSFR + 4.75%, 8.370%, 11/22/32	5,223	5,092
Epicor Software, FRN, 1M TSFR + 2.50%, 6.120%, 5/30/31 (2)	6,088	6,005
Fleet Midco I, FRN, 1M TSFR + 2.75%, 6.334%, 2/21/31 (5)	1,768	1,777
Go Daddy Operating, FRN, 1M TSFR + 1.75%, 5.370%, 11/9/29	5	5
Javelin Buyer, FRN, 3M TSFR + 5.00%, 8.666%, 12/6/32	610	555
Kaseya, FRN, 3M TSFR + 3.25%, 6.913%, 3/22/32	1,257	1,089
Kaseya, FRN, 3M TSFR + 5.00%, 8.663%, 3/21/33	1,915	1,444
McAfee, FRN, 1M TSFR + 3.00%, 6.620%, 3/1/29 (2)	4,677	4,239
MH Sub I, FRN, 1M TSFR + 4.25%, 7.870%, 5/3/28	1,503	1,453
MH Sub I, FRN, 1M TSFR + 4.25%, 7.870%, 12/31/31 (2)	756	651
MH Sub I, FRN, 1M TSFR + 6.25%, 9.870%, 2/23/29	1,100	953
ORION US Finco, FRN, 3M TSFR + 3.50%, 7.169%, 10/8/32 (2)	1,205	1,206
ORION US Finco, FRN, 3M TSFR + 5.50%, 9.169%, 10/11/33	620	608
Project Alpha Intermediate Holding, FRN, 3M TSFR + 5.00%, 8.700%, 5/9/33	1,933	1,127
Proofpoint, FRN, 3M TSFR + 3.00%, 6.700%, 8/31/28 (2)	4,626	4,513
RealPage, FRN, 3M TSFR + 3.00%, 6.961%, 4/24/28	310	300
RealPage, FRN, 3M TSFR + 3.75%, 7.450%, 4/24/28 (2)	3,840	3,752
Red Planet Borrower, FRN, 1M TSFR + 4.00%, 7.620%, 9/8/32 (2)	2,704	2,705

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
SS&C Technologies, FRN, 1M TSFR + 2.00%, 5.620%, 5/9/31 (2)	149	149
Trio Bidco, FRN, 3M TSFR + 0.50%, 0.500%, 10/29/32 (2)(3)	234	227
Trio Bidco, FRN, 3M TSFR + 4.00%, 7.700%, 10/29/32 (2)	2,221	2,160
		67,721
Manufacturing 4.1%
A.B. Boyd, FRN, 1M TSFR + 4.50%, 8.120%, 11/8/31 (2)(5)	496	479
Alliance Laundry Systems, FRN, 3M TSFR + 2.25%, 5.913%, 8/19/31	375	376
Altar Bidco, FRN, 1M TSFR + 5.60%, 2/1/30 (2)	115	107
Altar Bidco, FRN, 12M TSFR + 3.35%, 6.858%, 2/1/29 (2)	2,448	2,436
Bettcher Industries, FRN, 3M TSFR + 4.00%, 7.680%, 4/15/33 (2)	1,577	1,586
CompoSecure Holdings, FRN, 1M TSFR + 2.25%, 5.875%, 1/14/33 (2)	1,208	1,203
Engineered Machinery Holdings, FRN, 3M TSFR + 3.25%, 6.950%, 11/26/32	6,707	6,742
Engineered Machinery Holdings, FRN, 3M TSFR + 6.00%, 9.961%, 5/21/29	2,337	2,339
Filtration Group, FRN, 1M TSFR + 2.50%, 6.120%, 10/21/28 (2)	3,050	3,054
LSF12 Helix Parent, FRN, 1M TSFR + 3.50%, 7.120%, 1/22/33 (2)	1,000	993
Madison IAQ, FRN, 6M TSFR + 2.75%, 6.378%, 11/8/32 (2)	575	576
Madison Safety & Flow, FRN, 1M TSFR + 2.50%, 6.108%, 9/26/31	1,017	1,019
Pro Mach Group, FRN, 1M TSFR + 2.75%, 10/15/32 (2)	3,674	3,677
Recess Holdings, FRN, 3M TSFR + 3.75%, 7.417%, 2/20/30 (2)	343	342
Watlow Electric Manufacturing, FRN, 3M TSFR + 3.00%, 6.663%, 3/2/28	623	623
		25,552
Metals & Mining 0.5%
Arsenal AIC Parent, FRN, 1M TSFR + 2.75%, 6.370%, 8/18/30 (2)	1,169	1,172
Worthington Steel, FRN, 1M TSFR + 4.00%, 6/1/33 (2)	1,870	1,861
		3,033

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Other Telecommunications 1.4%
Coreweave Financing, FRN, 8.100%, 11/15/31 (2)	420	429
Level 3 Financing, FRN, 1M TSFR + 2.75%, 6.381%, 3/29/32	4,880	4,898
QualityTech, FRN, 1M TSFR + 3.50%, 7.145%, 11/4/31 (5)	1,089	1,090
VCI Asset Holdings 1, 11/20/30 (2)	554	588
VCI Asset Holdings 3, 6.875%, 4/24/31	440	446
Windstream Services, FRN, 1M TSFR + 4.00%, 7.620%, 10/6/32	958	957
Zayo Group Holdings, FRN, 1M TSFR + 3.00%, 6.735%, 3/11/30 (2)(4)	495	494
		8,902
Restaurants 0.9%
Dave & Buster's, FRN, 3M TSFR + 3.25%, 6.938%, 6/29/29 (2)	1,134	1,011
Fertitta Entertainment, FRN, 1M TSFR + 3.25%, 6.870%, 1/27/29 (2)	575	573
IRB Holding, FRN, 1M TSFR + 2.50%, 6.108%, 12/15/30 (2)	2,998	3,004
Raising Canes, FRN, 1M TSFR + 2.00%, 5/29/33 (2)	725	722
		5,310
Retail 1.4%
Boots Group Bidco, FRN, 3M TSFR + 3.25%, 6.924%, 8/30/32	1,466	1,475
Evergreen Acqco 1, FRN, 3M TSFR + 3.00%, 6.686%, 9/17/32	580	580
LSF9 Atlantis Holdings, FRN, 3M TSFR + 3.75%, 7.450%, 3/29/29	2,604	2,573
Men's Wearhouse, FRN, 3M TSFR + 5.75%, 9.414%, 1/28/31	1,823	1,840
PetSmart, FRN, 1M TSFR + 4.00%, 7.584%, 8/18/32	1,778	1,772
Sweetwater Borrower, FRN, 1M TSFR + 4.00%, 7.620%, 2/17/33 (5)	450	452
		8,692
Satellites 1.3%
Connect Finco, FRN, 1M TSFR + 4.50%, 8.120%, 9/27/29 (2)	2,796	2,804
Iridium Satellite, FRN, 1M TSFR + 2.25%, 5.870%, 9/20/30	632	626
Vantor Holdings, FRN, 6M TSFR + 4.50%, 8.118%, 3/3/33	3,305	3,297

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
ViaSat, FRN, 1M TSFR + 4.50%, 8.193%, 5/30/30 (2)	931	934
ViaSat, FRN, 1M TSFR + 4.50%, 8.223%, 3/2/29 (2)	548	550
		8,211
Services 7.2%
Albion Financing 3, FRN, 3M TSFR + 3.00%, 6.632%, 5/21/31 (2)	3,163	3,169
Allied Universal Holdco, FRN, 1M TSFR + 3.25%, 6.870%, 8/20/32 (2)	6,286	6,306
Anticimex International AB, FRN, 3M TSFR + 2.90%, 6.410%, 11/17/31	601	602
Ascend Learning, FRN, 1M TSFR + 3.00%, 6.620%, 12/11/28 (2)	3,617	3,565
Camelot US Acquisition, FRN, 1M TSFR + 2.75%, 6.370%, 1/31/31 (2)	1,250	1,178
Clearwater Analytics, FRN, 1M TSFR + 2.00%, 5.584%, 4/21/32	1,724	1,722
Crown Subsea Communications Holding, FRN, 1M TSFR + 3.00%, 6.620%, 1/30/31 (2)	591	595
Dayforce, FRN, 3M TSFR + 3.00%, 6.663%, 2/4/33 (2)	3,505	3,333
Edge Finco, FRN, 3M TSFR + 3.50%, 8/22/31 (EUR) (2)	170	199
Fortress Intermediate 3, FRN, 1M TSFR + 3.00%, 6.638%, 6/27/31 (5)	1,940	1,920
Genuine Financial Holdings, FRN, 1M TSFR + 3.25%, 6.870%, 9/27/30 (2)	479	457
Instructure Holdings, FRN, 3M TSFR + 2.75%, 6.411%, 11/13/31 (2)	2,700	2,578
Mermaid Bidco, FRN, 3M TSFR + 3.25%, 6.908%, 7/3/31	2,033	2,007
Project Boost Purchaser, FRN, 3M TSFR + 2.75%, 6.450%, 7/16/31 (2)	2,155	2,129
Renaissance Holding, FRN, 3M TSFR + 4.00%, 7.663%, 4/5/30 (2)	1,648	1,287
Sabre GLBL, FRN, 1M TSFR + 6.00%, 9.720%, 11/15/29	147	124
Sabre GLBL, FRN, 1M TSFR + 6.25%, 9.970%, 7/30/29 (2)	357	299
Salas O'Brien, FRN, 6M TSFR + 1.375%, 1.375%, 1/31/33 (2)(3)(5)	58	58
Salas O'Brien, FRN, 1M TSFR + 2.75%, 6.370%, 1/31/33 (2)(5)	447	447

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Shift4 Payments, FRN, 3M TSFR + 2.00%, 5.677%, 7/3/32	569	569
Speed Midco 3, FRN, 6M TSFR + 2.50%, 6.195%, 10/7/32 (2)	1,018	1,011
Staples, FRN, 3M TSFR + 5.75%, 9.413%, 9/4/29	276	257
TK Elevator Midco GmbH, FRN, 6M TSFR + 2.75%, 6.377%, 4/30/30 (2)	940	947
TK Elevator Midco GmbH, FRN, 3M TSFR + 2.75%, 6.480%, 4/30/30 (2)	210	212
UKG, FRN, 3M TSFR + 2.25%, 5.913%, 2/10/31 (2)	7,512	7,251
Wash Multifamily Parent, FRN, 1M TSFR + 3.00%, 6.614%, 8/9/32 (2)	850	851
White Cap Buyer, FRN, 1M TSFR + 3.25%, 6.870%, 10/19/29 (2)	1,432	1,421
White Cap Buyer, FRN, 1M TSFR + 3.50%, 7.120%, 2/10/33 (2)	95	94
		44,588
Supermarkets 0.7%
BCPE Empire Holdings, FRN, 1M TSFR + 3.25%, 6.870%, 12/26/30	570	566
BCPE Empire Holdings, FRN, 1M TSFR + 3.50%, 7.120%, 12/29/32	1,130	1,123
EG America, FRN, 3M TSFR + 3.25%, 6.916%, 2/10/31 (2)	2,701	2,706
		4,395
Utilities 4.7%
Alpha Generation, FRN, 1M TSFR + 1.75%, 5.370%, 9/30/31 (2)	2,928	2,923
Cogentrix Finance Holdco I, FRN, 1M TSFR + 2.25%, 5.870%, 2/26/32	2,550	2,551
Compass Power Generation, FRN, 1M TSFR + 3.25%, 6.870%, 4/14/29	367	369
Constellation Renewables, FRN, 3M TSFR + 2.00%, 5.666%, 12/15/27	1,512	1,509
Cornerstone Generation, FRN, 3M TSFR + 2.25%, 5.913%, 8/11/32 (2)	3,660	3,663
Hamilton Projects Acquiror, FRN, 1M TSFR + 2.50%, 6.120%, 5/30/31	1,375	1,380
INNIO Group Holding GmbH, FRN, 3M TSFR + 2.00%, 5.641%, 11/2/31	633	633

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
MRP Buyer, FRN, 3M TSFR + 3.25%, 6.950%, 6/4/32	1,200	1,203
MRP Buyer, FRN, 3M TSFR + 3.25%, 6.950%, 6/4/32 (3)	155	156
Resilience Parent, FRN, 1M TSFR + 2.50%, 6.126%, 2/28/33 (2)	5,650	5,663
Resilience Parent, FRN, 3M TSFR + 5.25%, 8.876%, 2/27/34 (5)	2,047	2,026
Talen Energy Supply, FRN, 1M TSFR + 2.00%, 5.620%, 11/25/32 (2)	2,275	2,254
Talen Energy Supply, FRN, 1M TSFR + 2.50%, 6.125%, 12/15/31	2,748	2,732
Talen Energy Supply, FRN, 1M TSFR + 2.50%, 6.125%, 11/25/32	1,778	1,765
		28,827
Wireless Communications 1.0%
Asurion, FRN, 3M TSFR + 4.00%, 7.763%, 8/19/28	823	823
Asurion, FRN, 3M TSFR + 4.25%, 8.013%, 8/19/28	21	21
Asurion, FRN, 3M TSFR + 5.25%, 9.028%, 1/20/29	2,982	2,983
Asurion, B-12, FRN, 3M TSFR + 4.25%, 7.913%, 9/19/30	242	242
Asurion, B-13, FRN, 3M TSFR + 4.25%, 7.913%, 9/19/30	2,256	2,255
		6,324
Total Bank Loans (Cost $542,042)		536,156
CORPORATE BONDS 8.2%
Aerospace & Defense 0.1%
TransDigm, 6.75%, 8/15/28 (6)	485	491
		491
Automotive 0.9%
Rivian Holdings / Rivian / Rivian Automotive, 10.00%, 1/15/31 (6)	5,410	5,331
		5,331
Broadcasting 0.9%
CMG Media, 8.875%, 6/18/29 (6)	660	532

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
EW Scripps, 9.875%, 8/15/30 (6)	575	550
Gray Media, 9.625%, 7/15/32 (6)	585	576
Gray Media, 10.50%, 7/15/29 (6)	557	590
Neptune Bidco, 9.29%, 4/15/29 (6)	970	992
Neptune Bidco, 10.375%, 5/15/31 (6)	1,950	2,037
Univision Communications, 9.375%, 8/1/32 (6)	575	589
		5,866
Building Products 0.1%
CP Atlas Buyer, 9.75%, 7/15/30 (6)	690	649
		649
Cable Operators 0.3%
CSC Holdings, 11.25%, 5/15/28 (6)	1,000	666
DirecTV Financing, 10.00%, 2/15/31 (6)	1,155	1,209
		1,875
Chemicals 0.3%
Bond US Bidco 1 / Bidco 2 / Bidco 3 / German Bidco 1 / German Bidco 2, 7.125%, 6/15/33 (6)	895	902
INEOS Finance, 7.50%, 4/15/29 (6)	860	856
		1,758
Consumer Products 0.1%
OAK-Eagle Acquireco, 7.25%, 7/1/33 (6)	681	710
		710
Container 0.1%
Sword Purchaser, 8.25%, 4/15/33 (6)	770	793
		793
Energy 0.4%
Aethon III BR, Acquisition Date: 9/5/25, Cost $328, 10.41%, 1/10/27 (5)(7)(8)	310	310
NGL Energy Partners, 8.125%, 2/15/29 (6)	120	125
Venture Global LNG, VR, 9.00%, (6)(9)(10)	895	884

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Venture Global LNG, 9.50%, 2/1/29 (6)	310	337
Venture Global LNG, 9.875%, 2/1/32 (6)	195	209
Venture Global Plaquemines LNG, 7.50%, 5/1/33 (6)	320	353
		2,218
Entertainment & Leisure 0.0%
Carnival, 7.00%, 8/15/29 (6)	155	161
		161
Financial 0.8%
Acrisure / Acrisure Finance, 8.50%, 6/15/29 (6)	590	582
Alliant Holdings Intermediate / Alliant Holdings Co-Issuer, 6.75%, 4/15/28 (6)	595	600
Aretec Group, 10.00%, 8/15/30 (6)	283	301
Hightower Holding, 9.125%, 1/31/30 (6)	615	636
HUB International, 7.375%, 1/31/32 (6)	505	517
Jones DesLauriers Insurance Management, 8.50%, 3/15/30 (6)	495	505
Navient, 9.375%, 7/25/30	875	892
Panther Escrow Issuer, 7.125%, 6/1/31 (6)	280	281
Ryan Specialty Group, 4.375%, 2/1/30 (6)	180	174
USI, 7.50%, 1/15/32 (6)	622	634
		5,122
Health Care 0.7%
1261229 BC, 10.00%, 4/15/32 (6)	290	297
CHS / Community Health Systems, 9.75%, 1/15/34 (6)	550	577
CHS / Community Health Systems, 10.875%, 1/15/32 (6)	582	627
LifePoint Health, 7.00%, 5/1/34 (6)	1,460	1,425
LifePoint Health, 9.875%, 8/15/30 (6)	560	593
Radiology Partners, 8.50%, 7/15/32 (6)	500	510
		4,029
Information Technology 0.4%
Cloud Software Group, 8.25%, 6/30/32 (6)	300	295

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Cloud Software Group, 9.00%, 9/30/29 (6)	2,410	2,381
		2,676
Metals & Mining 0.1%
Arsenal AIC Parent, 11.50%, 10/1/31 (6)	430	464
		464
Other Telecommunications 1.1%
APLD ComputeCo 2, 6.75%, 3/15/31 (6)	1,400	1,411
Edged Compute, 7.50%, 4/30/31 (6)	900	903
Flash Compute, 7.25%, 12/31/30 (6)	1,004	1,036
Level 3 Financing, 3.75%, 7/15/29 (6)	17	17
Level 3 Financing, 7.00%, 3/31/34 (6)	1,245	1,290
PR RNO Property Owner 1, 6.50%, 5/1/31 (6)	1,150	1,151
WULF Compute, 7.75%, 10/15/30 (6)	770	810
		6,618
Printing & Publishing 0.2%
Getty Images, 10.50%, 11/15/30 (6)	1,031	917
Getty Images, 11.25%, 2/21/30 (6)	419	360
		1,277
Real Estate Investment Trust Securities 0.2%
Service Properties Trust Zero Coupon, 9/30/28 (6)	980	911
Service Properties Trust, 8.625%, 11/15/31 (6)	130	137
		1,048
Retail 0.2%
Men's Wearhouse, 9.00%, 2/1/31 (6)	340	357
Petco Health & Wellness, 8.25%, 2/1/31 (6)	625	626
		983
Services 0.5%
Allied Universal Holdco, 7.875%, 2/15/31 (6)	390	408
Clarivate Science Holdings, VR, 3.875%, 7/1/28 (6)	275	266

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
Clarivate Science Holdings, 4.875%, 7/1/29 (6)	623	570
Sabre Financial Borrower, 11.125%, 6/15/29 (6)	655	681
UKG, 6.875%, 2/1/31 (6)	1,470	1,445
		3,370
Supermarkets 0.1%
eG Global Finance, 12.00%, 11/30/28 (6)	579	618
		618
Utilities 0.3%
NRG Energy, VR, 10.25%, (6)(9)(10)	580	631
Vistra, VR, 8.00%, (6)(9)(10)	251	253
Vistra, VR, 8.875%, (6)(9)(10)	1,195	1,285
		2,169
Wireless Communications 0.4%
Asurion / Asurion Co-Issuer, 8.00%, 12/31/32 (6)	1,145	1,194
Asurion / Asurion Co-Issuer, 8.375%, 2/1/34 (6)	1,095	1,070
		2,264
Total Corporate Bonds (Cost $50,764)		50,490
PREFERRED STOCKS 0.1%
Financial 0.1%
AH Parent, Series A, Acquisition Date: 9/27/24, Cost $355 (5)(8)	—	358
Navacord, Class A, Acquisition Date: 1/30/26, Cost $498 (CAD) (5)(7)(8)	1	490
		848
Total Preferred Stocks (Cost $853)		848

T. ROWE PRICE FLOATING RATE ETF

	Par/Shares	$ Value
(Amounts in 000s)
SHORT-TERM INVESTMENTS 12.5%
Money Market Funds 12.5%
T. Rowe Price Government Reserve Fund, 3.67% (11)(12)	77,232	77,232
Total Short-Term Investments (Cost $77,232)		77,232
Total Investments in Securities 107.7% of Net Assets (Cost $670,891)		$664,726

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)
Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.

(2)	All or a portion of this loan is unsettled as of May 31, 2026. The interest rate for unsettled loans will be determined upon settlement after period end.
(3)
All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized.  The fund's total unfunded commitments at
May 31, 2026, was $825 and was valued at $825 (0.1% of net assets).

(4)	Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(5)	See Note 2. Level 3 in fair value hierarchy.
(6)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $49,288 and represents 8.0% of net assets.

(7)	Non-income producing
(8)
Security cannot be offered for public resale without first being registered under the
Securities Act of 1933 and related rules ("restricted security").  Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.  The fund may have registration rights for certain restricted securities.  Any costs related to such registration are generally borne by the issuer.  The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,158 and represents 0.2% of net assets.

(9)
Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(10)	Perpetual security with no stated maturity date.
(11)	Seven-day yield

T. ROWE PRICE FLOATING RATE ETF

(12)	Affiliated Companies

1M TSFR	One month term SOFR (Secured overnight financing rate)
3M TSFR	Three month term SOFR (Secured overnight financing rate)
6M TSFR	Six month term SOFR (Secured overnight financing rate)
12M TSFR	Twelve month term SOFR (Secured overnight financing rate)
CAD	Canadian Dollar
EUR	Euro
FRN	Floating Rate Note
PIK	Payment-in-kind
SOFR	Secured overnight financing rate
USD	U.S. Dollar
VR
Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE FLOATING RATE ETF

(Amounts in 000s)

SWAPS 0.0%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%
Credit Default Swaps, Protection Sold 0.0%
Goldman Sachs, Protection Sold (Relevant Credit: Carvana Co., Caa1*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/30	29	3	2	1
JP Morgan, Protection Sold (Relevant Credit: Carvana Co., Caa1*), Receive 5.00% Quarterly, Pay upon credit default, 12/20/30	29	3	2	1
Total Bilateral Credit Default Swaps, Protection Sold			4	2
Total Return Swaps 0.0%
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 3.63% (SOFR + 0.00%) Quarterly, 12/20/26	1,815	23	—	23

T. ROWE PRICE FLOATING RATE ETF

(Amounts in 000s)
Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 3.63% (SOFR + 0.00%) Quarterly, 6/20/26	2,200	(4)	—	(4)
JP Morgan, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total Return Index At Maturity, Pay Variable 3.63% (SOFR + 0.00%) Quarterly, 9/20/26	1,815	23	—	23
Total Bilateral Total Return Swaps			—	42
Total Bilateral Swaps			4	44

*
Credit ratings as of May 31, 2026. Ratings shown are from Moody’s Investors Service and if
Moody’s does not rate a security, then Standard & Poor’s (S&P) is used. Fitch is used for securities that are not rated by either Moody’s or S&P.

T. ROWE PRICE FLOATING RATE ETF

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
State Street	7/24/26	USD	497	CAD	678	$4
State Street	8/21/26	USD	133	EUR	114	—
Net unrealized gain (loss) on open forward currency exchange contracts						$4

T. ROWE PRICE FLOATING RATE ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2026. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$—	$—	$1,893
Totals	$— #	$—	$1,893+

Supplementary Investment Schedule
Affiliate	Value 5/31/25	Purchase Cost	Sales Cost	Value 5/31/26
T. Rowe Price Government Reserve Fund	$29,322	¤	¤	$77,232
	Total			$77,232^

#	Capital gain distributions from underlying Price funds represented $0 of the net realized gain (loss).
+	Investment income comprised $1,893 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $77,232.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

May 31, 2026
 STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets
Investments in securities, at value (cost $670,891)	$664,726
Receivable for investment securities sold	6,341
Cash	5,287
Interest and dividends receivable	3,976
Receivable for shares sold	3,794
Foreign currency (cost $60)	60
Unrealized gain on bilateral swaps	48
Bilateral swap premiums paid	4
Unrealized gain on forward currency exchange contracts	4
Total assets	684,240
Liabilities
Payable for investment securities purchased	65,936
Investment management and administrative fees payable	295
Unrealized loss on bilateral swaps	4
Other liabilities	840
Total liabilities	67,075
NET ASSETS	$617,165
Net Assets Consists of:
Total distributable earnings (loss)	$(8,474)
Paid-in capital applicable to 12,200,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the Corporation authorized	625,639
NET ASSETS	$617,165
NET ASSET VALUE PER SHARE	$50.59
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

 STATEMENT OF OPERATIONS

($000s)

Year Ended
5/31/26
Investment Income (Loss)
Income
Interest	$30,594
Dividend	1,931
Total income	32,525
Expenses
Investment management and administrative expense	2,603
Interest and borrowing - related	85
Total expenses	2,688
Net investment income	29,837
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(1,242)
Swaps	(24)
Forward currency exchange contracts	(15)
Foreign currency transactions	(7)
Net realized loss	(1,288)
Change in net unrealized gain / loss
Securities	(5,287)
Swaps	3
Forward currency exchange contracts	15
Other assets and liabilities denominated in foreign currencies	(10)
Change in unrealized gain / loss	(5,279)
Net realized and unrealized gain / loss	(6,567)
INCREASE IN NET ASSETS FROM OPERATIONS	$23,270
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

 STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended
	5/31/26	5/31/25
Increase (Decrease) in Net Assets
Operations
Net investment income	$29,837	$16,712
Net realized loss	(1,288)	(1,175)
Change in net unrealized gain / loss	(5,279)	(1,713)
Increase in net assets from operations	23,270	13,824
Distributions to shareholders
Net earnings	(29,755)	(16,996)
Tax return of capital	(191)	-
Decrease in net assets from distributions	(29,946)	(16,996)
Capital share transactions*
Shares sold	338,792	174,392
Shares redeemed	(20,336)	(17,569)
Increase in net assets from capital share transactions	318,456	156,823
Net Assets
Increase during period	311,780	153,651
Beginning of period	305,385	151,734
End of period	$617,165	$305,385
*Share information (000s)
Shares sold	6,625	3,375
Shares redeemed	(400)	(350)
Increase in shares outstanding	6,225	3,025
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FLOATING RATE ETF

 NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Floating Rate ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation.
NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE FLOATING RATE ETF

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE FLOATING RATE ETF

NOTE 2 – VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial

T. ROWE PRICE FLOATING RATE ETF

instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities are generally traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund's portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decides whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The Valuation Designee cannot predict how often it will use quoted prices or how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Assets and

T. ROWE PRICE FLOATING RATE ETF

liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford the greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2026 (for further detail by category, please refer to the accompanying Portfolio of Investments):

T. ROWE PRICE FLOATING RATE ETF

($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Corporate Bonds	$—	$50,180	$310	$50,490
Bank Loans	—	524,197	11,959	536,156
Preferred Stocks	—	—	848	848
Short-Term Investments	77,232	—	—	77,232
Total	77,232	574,377	13,117	664,726
Swaps	—	52	—	52
Forward Currency Exchange Contracts	—	4	—	4
Total	$77,232	$574,433	$13,117	$664,782
Liabilities
Swaps	$—	$4	$—	$4
Total	$—	$4	$—	$4
Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2026. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2026, totaled $(14,000) for the year ended May 31, 2026. During the period, transfers into level 3 resulted from a lack of observable market data for the security and transfers out of level 3 were because observable market data became available for the security.
($000s)	Beginning Balance 05/31/25	Gain (Loss) During Period	Total Purchases	Total Sales	Transfer Into Level 3	Transfer Out of Level 3	Ending Balance 5/31/26
Investment in Securities
Bank Loans	$10,861	$51	$16,450	$(14,037)	$355	$(1,721)	$11,959
Preferred Stocks	360	(10)	498	—	—	—	848
Corporate Bonds	—	2	308	—	—	—	310
Total	$11,221	$43	$17,256	$(14,037)	$355	$(1,721)	$13,117

T. ROWE PRICE FLOATING RATE ETF

NOTE 3 – DERIVATIVE INSTRUMENTS
During the year ended May 31, 2026, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement or delivery of cash or other assets. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2026, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s)	Location on Statement of Assets and Liabilities	Fair Value
Assets
Foreign exchange derivatives	Forwards	$4
Credit derivatives	Bilateral Swaps and Premiums	52
Total		$56
Liabilities
Credit derivatives	Bilateral Swaps	$4

T. ROWE PRICE FLOATING RATE ETF

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2026, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
(000s) Location of Gain (Loss) on Statement of Operations
	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)
Foreign exchange derivatives	$(15)	$—	$(15)
Credit derivatives	—	(24)	(24)
Total	$(15)	$(24)	$(39)
Change in Unrealized Gain (Loss)
Foreign exchange derivatives	$15	$—	$15
Credit derivatives	—	3	3
Total	$15	$3	$18
Counterparty Risk and Collateral
The fund invests in derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and/or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs), with a Credit Support Annex (CSA), if any, that governs the collateralization process, or foreign exchange letter agreements (FX letters).
MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the

T. ROWE PRICE FLOATING RATE ETF

occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, such as Additional Termination Events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs typically include collateral agreements, such as a CSA, whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2026, no collateral was pledged by either the fund or counterparties for bilateral derivatives.
Forward Currency Exchange Contracts
The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return.  A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued

T. ROWE PRICE FLOATING RATE ETF

at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the accompanying Statement of Operations. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2026, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.
Swaps
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss on the accompanying Statement of Operations upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss on the accompanying Statement of Operations. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss on the accompanying Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

T. ROWE PRICE FLOATING RATE ETF

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2026, the notional amount of protection sold by the fund totaled $58,000 (0.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value.  Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended May 31, 2026, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

T. ROWE PRICE FLOATING RATE ETF

NOTE 4 – OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment-grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a

T. ROWE PRICE FLOATING RATE ETF

loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $511,579,000 and $212,196,000, respectively, for the year ended May 31, 2026.
NOTE 5 – FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

T. ROWE PRICE FLOATING RATE ETF

Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.
The tax character of distributions paid for the periods presented was as follows:
($000s)
	May 31,	May 31,
	2026	2025
Ordinary income (including short-term capital gains, if any)	$29,755	$16,926
Long-term capital gain	—	70
Return of capital	191	—
Total distributions	$29,946	$16,996
At May 31, 2026, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$671,167
Unrealized appreciation	$1,693
Unrealized depreciation	(8,086)
Net unrealized appreciation (depreciation)	$(6,393)
At May 31, 2026, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Net unrealized appreciation (depreciation)	$(6,393)
Loss carryforwards and deferrals	(2,081)
Total distributable earnings (loss)	$(8,474)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The

T. ROWE PRICE FLOATING RATE ETF

temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE 6 – RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual all-inclusive fee equal to 0.59% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price Fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2026, less than 1% of the fund’s outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Effective November 12, 2025, cash collateral from securities lending, if any, is invested in the T. Rowe Price Treasury Reserve Fund. Prior to November 12, 2025, cash collateral from securities lending, if any, was invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay no investment management fees.

T. ROWE PRICE FLOATING RATE ETF

As of May 31, 2026, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,374,900 shares of the fund, representing 11% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2026, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE 7 – SEGMENT REPORTING
Operating segments are defined as components of a company that engage in business activities and for which discrete financial information is available and regularly reviewed by the chief operating decision maker (CODM) in deciding how to allocate resources and assess performance. The Management Committee of Price Group acts as the fund’s CODM. The fund makes investments in accordance with its investment objective as outlined in the Prospectus and is considered one reportable segment because the CODM allocates resources and assesses the operating results of the fund on the whole.
The fund’s revenue is derived from investments in a portfolio of securities. The CODM allocates resources and assesses performance based on the operating results of the fund, which is consistent with the results presented in the statement of operations, statement of changes in net assets and financial highlights. The CODM compares the fund’s performance to its benchmark index and evaluates the positioning of the fund in relation to its investment objective. The measure of segment assets is net assets of the fund which is disclosed in the statement of assets and liabilities.
The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The financial statements include all details of the segment assets, segment revenue and expenses; and reflect the financial results of the segment.

T. ROWE PRICE FLOATING RATE ETF

NOTE 8 – BORROWING
The fund, together with certain other U.S. registered floating rate and tax-free high yield funds (the U.S. borrowers) and foreign investment funds managed by Price Associates or an affiliate (collectively, the participating funds), is party to a $1.4 billion, 364-day, syndicated credit facility (the facility). Excluding commitments designated for the foreign investment funds, the U.S. borrowers can borrow up to an aggregate commitment amount of $1.25 billion, of which $1 billion is available to the U.S. floating rate borrowers and $250 million is available to the U.S. tax-free high yield borrowers, on a first-come, first-served basis. The facility provides a source of liquidity to the participating funds for temporary and emergency purposes. The participating funds are charged administrative fees and an annual commitment fee, of 0.15% of the average daily undrawn commitment. All fees allocated to the U.S. borrowers are based on the portion of the aggregate commitment available to them and on each U.S. borrower’s relative net assets. Such allocated fees are reflected as either miscellaneous or interest and borrowing related expense in the accompanying Statement of Operations. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. Interest is charged to the fund based on its borrowings at the higher of (a) Daily Simple Secured Overnight Financing Rate (SOFR) plus 0.10% per annum, (b) Federal Funds Effective Rate, or (c) the Overnight Bank Funding Rate plus an applicable margin. At year ended May 31, 2026, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility for the U.S. borrowers was $1,250,000,000.
NOTE 9 – OTHER MATTERS
Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical and regulatory developments (including trading and tariff arrangements), and public health epidemics or threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted. These and other similar events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these or such events.

T. ROWE PRICE FLOATING RATE ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price Floating Rate ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Floating Rate ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of May 31, 2026, the related statement of operations for the year ended May 31, 2026, the statement of changes in net assets for each of the two years in the period ended May 31, 2026, including the related notes, and the financial highlights for each of the years ended May 31, 2026, 2025 and 2024, and for the period November 16, 2022 (inception) through May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2026 and the financial highlights for each of the years ended May 31, 2026, 2025 and 2024, and for the period November 16, 2022 (inception) through May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE FLOATING RATE ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2026
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE FLOATING RATE ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 05/31/26
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.  The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $38,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $38,000 of the fund’s income qualifies for the dividends-received deduction.
For nonresident alien shareholders, $26,727,000 of income dividends are interest-related dividends.
For shareholders subject to interest expense deduction limitation under Section 163(j), $27,516,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

T. ROWE PRICE FLOATING RATE ETF

Approval of Investment Management Agreement
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser).  In that regard, at a meeting held on March 11-12, 2026 (Meeting), the Board, including all of the fund’s independent directors who were present in person at the Meeting, approved the continuation of the fund’s Advisory Contract.  At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract.  The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below.  The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics and information provided to it by the Adviser.  The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser.  These services include, but are not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance and infrastructure, as well as compliance with new and evolving regulatory requirements (e.g., derivatives and liquidity risk management); maintaining the fund’s records and registrations; and shareholder communications.  The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record.  The Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.

T. ROWE PRICE FLOATING RATE ETF

Approval of Investment Management Agreement (continued)
Investment Performance of the Fund
The Board took into account discussions with the Adviser and detailed reports that it regularly receives throughout the year on relative and absolute performance for the T. Rowe Price funds.  In connection with the Meeting, the Board reviewed information provided by the Adviser that compared the fund’s total returns, as well as a wide variety of other previously agreed-upon performance measures and market data, against relevant benchmark indexes and (as applicable) peer groups of funds with similar investment programs for various periods through December 31, 2025.  Additionally, the Board reviewed the fund’s relative performance information as of September 30, 2025, which ranked the fund’s returns for various periods against a universe of funds with similar investment programs selected by Broadridge, an independent provider of investment company data.
In the course of its deliberations, the Board considered performance information provided throughout the year and in connection with the Advisory Contract review at the Meeting, as well as information provided during investment review meetings conducted with portfolio managers and senior investment personnel during the course of the year regarding the fund’s performance.  The Board also considered relevant factors, such as overall market conditions and trends that could adversely impact the fund’s performance, length of the fund’s performance track record, and how closely the fund’s strategies align with its benchmarks and peer groups.  The Board concluded that the information it considered with respect to the fund’s performance, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund.  In considering soft-dollar arrangements, the Board noted that the Adviser may use brokerage commissions in connection with certain T. Rowe Price funds’ securities transactions to pay for research when permissible, and the Board considered that the Adviser may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions.
The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

T. ROWE PRICE FLOATING RATE ETF

Approval of Investment Management Agreement (continued)
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale potentially realized by the Adviser.  Under the Advisory Contract, the fund pays the Adviser an all-inclusive fee, which is based on the fund’s average daily net assets. The all-inclusive fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the fund’s investors and such a fee structure is typically used by other ETFs offered by competitors. The all-inclusive fee rate is determined based upon an evaluation of the particular strategy and a competitive analysis of the actively managed ETF industry. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee rate for many T. Rowe Price mutual funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price mutual funds and ETFs (including the fund).  Although the fund does not have a group fee rate component to its all-inclusive fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds.
In addition, the Board noted that the fund potentially shares in potential economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-party service providers.  The Board concluded that the all-inclusive fee structure for the fund provides for a reasonable sharing of benefits from potential economies of scale with the fund and its investors.
Fees and Expenses
The Board was provided with information regarding industry trends in exchange-traded fund fees.  The Board reviewed and considered information regarding the fund’s actual total expense ratio, noting that the fund pays an all-inclusive fee. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) actual management fees and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate and total expenses (each of which generally reflect the fund’s all-inclusive fee rate) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable actively managed

T. ROWE PRICE FLOATING RATE ETF

Approval of Investment Management Agreement (continued)
exchange-traded funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses.  The information provided to the Board indicated that the actual management fee rate ranked in the third quintile (Expense Group) and fourth quintile (Expense Universe) and the total expenses ranked in the fourth quintile (Expense Group and Expense Universe).
The Board was provided the fee schedules and other account fee information for certain comparable investment portfolios that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional investors; subadvised funds; and other sponsored investment portfolios that are not registered investment companies, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. The fee schedules and account fee information, which are subject to change, may be negotiated under certain circumstances and may differ across regions. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory clients and other types of clients, including information about how the requirements, economics and risks of the domestic and international businesses may differ from those of the proprietary mutual fund and ETF (“registered fund”) business.  The Board considered information showing that the Adviser’s proprietary registered fund business is generally more complex from a business and regulatory perspective than its other domestic and international businesses and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary registered fund business.  In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its registered fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract

T. ROWE PRICE FLOATING RATE ETF

Approval of Investment Management Agreement (continued)
As noted, the Board approved the continuation of the Advisory Contract.  No single factor was considered in isolation or to be determinative to the decision.  Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

1307 Point Street
Baltimore, Maryland 21231
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
T. Rowe Price Investment Services, Inc.
ETF1047-050 07/26

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration paid to Directors is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

If applicable, see Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)	Listing standards relating to recovery of erroneously awarded compensation: not applicable.

(3)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.
By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2026

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 17, 2026